EXHIBIT 10.10

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 23, 2016, by and among BROADSTONE NET LEASE, LLC (the “Borrower”), BROADSTONE NET LEASE, INC. (the “Parent”), each of the Lenders party hereto and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended including by (i) that certain First Amendment to Credit Agreement dated as of June 27, 2014, (ii) that certain Second Amendment to Credit Agreement and Agreement Regarding Commitment Increases and Additional Term Loans dated as of December 22, 2014, (iii) that certain Third Amendment to Credit Agreement dated as of November 6, 2015, and (iv) that certain Fourth Amendment to Credit Agreement dated as of June 30, 2016, in each case, by and among the Borrower, the Parent, certain Lenders party thereto, the Administrative Agent and the other parties thereto, and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)    The Credit Agreement is amended by amending and restating the definition of “LIBOR” contained in Section 1.1. thereof in its entirety as follows:

“LIBOR” means, for any Interest Period with respect to a LIBOR Loan, the rate appearing on Reuters Screen LIBOR01 page (or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such service or if such page or service ceases to display such information from such other service or method as the Administrative Agent may select) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; provided that if the rate determined as provided above would be less than zero, then (a) with respect to a Term Loan, such rate shall be deemed to be zero for purposes of this Agreement if and only if the aggregate amount of the outstanding principal amount of all Term Loans that are LIBOR Loans and Borrower’s other Indebtedness consisting of term loans bearing interest at a rate based on LIBOR (collectively, “Term LIBOR Debt”) exceeded the total notional amount of all of Borrower’s Qualifying Swaps at any time during such Interest Period; and (b) with respect to a Revolving Loan, if at any time during such Interest Period the aggregate outstanding principal amount of all LIBOR Loans and Borrower’s other Indebtedness bearing interest at a rate based on LIBOR exceeds the total notional amount of all of Borrower’s Qualifying Swaps, then such rate shall be deemed to be zero for purposes of this Agreement for the portion of such Revolving Loan equal to the amount of such Revolving Loan multiplied by the ratio of (i) the aggregate outstanding principal amount of all LIBOR Loans and Borrower’s other Indebtedness bearing interest at a rate based on LIBOR minus the total notional amount of all of Borrower’s Qualifying Swaps to (ii) the aggregate outstanding principal amount of all LIBOR Loans and Borrower’s other Indebtedness bearing interest at a rate based on LIBOR minus Term LIBOR Debt.

(b)    The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Term LIBOR Debt” has the meaning given that term in the definition of the term “LIBOR.”

“Qualifying Swap” means any interest rate swap transaction that (i) trades floating rate interest for fixed rate interest, (ii) was entered into as a hedge against fluctuations in interest rates in respect of Borrower’s Indebtedness that bears interest at a rate based on LIBOR, and (iii) the parties to such interest rate swap transaction have not elected the “Zero Interest Rate Method” in the International Swaps and Derivatives Association master agreement governing such interest rate swap transaction.

(c)    The Credit Agreement is further amended by restating Section 9.3. thereof in its entirety as follows:

Section 9.3. Compliance Certificate.

At the time the financial statements are furnished pursuant to Sections 9.1. and 9.2., a certificate substantially in the form of Exhibit G (a “Compliance Certificate”) executed on behalf of the Parent by a Financial Officer of the Parent (a) setting forth a reasonably detailed list of all Eligible Properties which the Borrower has included in calculations of Total Unencumbered Eligible Property Value for the fiscal period covered by such Compliance Certificate; (b) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Parent was in compliance with the covenants contained in Section 10.1.; (c) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, (i) all of Borrower’s Qualifying Swaps and the notional amounts thereof, (ii) each period, if any, during which the aggregate outstanding principal amount of Term Loans that are LIBOR Loans and Borrower’s other Indebtedness consisting of term loans bearing interest at a rate based on LIBOR exceeded the total notional amount of all of Borrower’s Qualifying Swaps, (iii) each period, if any, during which the aggregate outstanding principal amount of all LIBOR Loans and Borrower’s other Indebtedness bearing interest at a rate based on LIBOR exceeded the total notional amount of all of Borrower’s Qualifying Swaps, together with the amount of such excess during any such period; and (d) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Parent and/or the Borrower with respect to such event, condition or failure.

(d)    Exhibit G to the Credit Agreement is amended by amending and restating paragraph 2 thereof in its entirety as follows:

2.    Schedule 1 attached hereto accurately and completely (a) sets forth reasonably detailed calculations required to establish compliance with Section 10.1. of the Credit Agreement and (b) setting forth in reasonable detail (i) all of Borrower’s Qualifying Swaps and the notional amounts thereof, (ii) each period, if any, during which

2

the aggregate outstanding principal amount of Term Loans that are LIBOR Loans and Borrower’s other Indebtedness consisting of term loans bearing interest at a rate based on LIBOR exceeded the total notional amount of all of Borrower’s Qualifying Swaps, (iii) each period, if any, during which the aggregate outstanding principal amount of all LIBOR Loans and Borrower’s other Indebtedness bearing interest at a rate based on LIBOR exceeded the total notional amount of all of Borrower’s Qualifying Swaps, together with the amount of such excess during any such period.

Section 2. Conditions Precedent. The effectiveness of this Amendment, is subject to receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent have been paid; and

(d)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. This Amendment has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Amendment. Each of the Borrower and the Parent has the requisite power and authority to perform this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

3

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower and Parent. The representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 11. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

4

[Signatures Commence on Next Page]

5

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:	Broadstone Net Lease, Inc., Managing Member

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

THE PARENT:

BROADSTONE NET LEASE, INC.

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Lisa Plescia
	Name:	Lisa Plescia
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

CITIZENS BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Diane Vandenplas
	Name:	Diane Vandenplas
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement for Broadstone Net Lease, LLC]

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December 23, 2016 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Manufacturers and Traders Trust Company, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC (the “Borrower”), Broadstone Net Lease, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain of the Lenders are to enter into the Fifth Amendment to Credit Agreement dated as of the date hereof (the “Fifth Amendment”), to amend the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Fifth Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Fifth Amendment, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

[Signatures Continued on Next Page]

BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE KNG OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE MED FLORIDA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company
BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE SNC OK TX, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE IELC TEXAS, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE WI ALABAMA, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
BROADSTONE WI EAST, LLC,
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company
BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE SF MINNESOTA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE BEC TEXAS, LLC,
a New York limited liability company
BROADSTONE OP OHIO, LLC,
a New York limited liability company
BROADSTONE IS HOUSTON, LLC,
a New York limited liability company
BROADSTONE SPS UTAH, LLC,
a New York limited liability company
BROADSTONE NSC TEXAS, LLC,
a New York limited liability company
BROADSTONE HLC MIDWEST, LLC,
a New York limited liability company
BROADSTONE PP ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BT SOUTH, LLC,
a New York limited liability company
BROADSTONE MHH MICHIGAN, LLC,
a New York limited liability company
BROADSTONE PEARL, LLC,
a New York limited liability company
BROADSTONE APLB SC, LLC,
a New York limited liability company
BROADSTONE APLB UTAH, LLC,
a New York limited liability company
BROADSTONE BFC MARYLAND, LLC,
a New York limited liability company
BROADSTONE AC WISCONSIN, LLC,
a New York limited liability company
BROADSTONE STI MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APM FLORIDA, LLC,
a New York limited liability company
BROADSTONE MFEC FLORIDA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE TB NORTHWEST, LLC,
a New York limited liability company
NWR REALTY LLC,
a Washington limited liability company
BROADSTONE CI WEST, LLC,
a New York limited liability company
BROADSTONE CC PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BEF PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BW WINGS SOUTH, LLC,
a New York limited liability company
BROADSTONE FHS TEXAS, LLC,
a New York limited liability company
BROADSTONE JFR PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE KINSTON, LLC,
a New York limited liability company
BROADSTONE ASH ARKANSAS, LLC,
a New York limited liability company
BROADSTONE APLB WISCONSIN, LLC,
a New York limited liability company
BROADSTONE RL PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW APPALACHIA, LLC,
a New York limited liability company
BROADSTONE FC PORTAGE, LLC,
a New York limited liability company
BROADSTONE MV PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE NIC PENNSYLVANIA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]

BROADSTONE PEARL VIRGINIA, LLC
a New York limited liability company
BROADSTONE RCS TEXAS, LLC
a New York limited liability company
BROADSTONE RTC PORTFOLIO, LLC
a New York limited liability company
BROADSTONE SSH CALIFORNIA, LLC
a New York limited liability company
BROADSTONE TB OZARKS, LLC
a New York limited liability company
BROADSTONE FP, LLC
a New York limited liability company
BROADSTONE BB PORTFOLIO, LLC
a New York limited liability company
BROADSTONE CHR ILLINOIS, LLC
a New York limited liability company
BROADSTONE RENAL TENNESSEE, LLC
a New York limited liability company
BROADSTONE PEARL FL TX, LLC
a New York limited liability company
BROADSTONE STS CALIFORNIA, LLC
a New York limited liability company
BROADSTONE TS PORTFOLIO, LLC
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signature Page to Guarantor Acknowledgement for Fifth Amendment to Credit Agreement

for Broadstone Net Lease LLC]